                                                                EXHIBIT 10(d)(2)

                         REGISTRATION RIGHTS AGREEMENT


       This Registration Rights Agreement ("Agreement"), dated as of September 6, 1996, is executed by and between ErgoBilt, Inc., a Texas corporation (the "Company"), and Summit Partners Management Co. ("Summit").

       WHEREAS, as of the date of this Agreement, Summit owns of record and beneficially Thirty-Four Thousand (34,000) shares (the "Shares") of the Company's Common Stock, par value $0.10 (the "Common Stock"); and

       WHEREAS, Summit shall also acquire warrants (the "Warrants') to purchase additional Shares; and

       WHEREAS, Summit shall also receive additional Shares upon conversion of that certain Convertible Promissory Note dated September 6, 1996, executed by the Company in favor of Summit (the "Note"); and

       WHEREAS, the parties have agreed that the Shares and all shares acquired by Summit under the Warrants and upon conversion of the Note shall have certain registration rights as set forth more fully below.

       NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

       1.0    REGISTRATION RIGHTS.

              Summit shall have the following registration rights with respect to the Shares, the shares of Common Stock issued upon conversion of the Note and any securities issued or issuable in respect of the Shares by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, reclassification, merger, share exchange or consolidation, and any other securities issued pursuant to any other pro rata distribution with respect to the Shares (the "Registrable Shares").

              1.1 PIGGY-BACK RIGHTS. Subsequent to its initial public offering of Common Stock, and subject to any restrictions imposed by "lock-up agreements" and other arrangements, whenever the Company proposes to file a registration statement ("Registration Statement") other than on Form S-4 or S-8, the Company shall, prior to such filing, give written notice to Summit of its intention to do so. Upon the written request of Summit given within twenty
(20) days after the Company provides such notice (which request shall state the intended method of disposition of such shares), the Company shall use its best efforts to cause all shares which the Company has been requested by Summit to register to be registered under the Securities Act of 1933, as amended (the "1933 Act"), to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of Summit; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section without obligation to Summit. If, in the opinion of the managing underwriter, it is appropriate because of marketing factors to limit or exclude the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares which the managing underwriter believes should be included therein; provided that any such exclusion shall be effected pro rata based upon the number of shares requested to be included in such registration by all shareholders having "piggy-back" rights similar to those granted to Summit hereunder. In connection with any registration under this Section 1.1, the Company shall not be required to include the Registrable Shares in such registration, unless Summit accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company. The Company shall not grant any "piggy-back" registration rights superior to those of Summit hereunder.

              1.2 SHELF REGISTRATION. In the event the Company files a "shelf" registration (the "Shelf Registration") statement on an appropriate form under the 1933 Act covering any shares of Common Stock owned by other shareholders of the Company, such Shelf Registration shall cover the Registrable Shares. Summit agrees to execute such lock-up agreements containing substantially the same terms and conditions applicable to the executive officers and principal shareholders of the Company as the managing underwriters may require in connection with any underwritten public offering during the time in which the Shelf Registration is effective.

              1.3 TERMINATION OF STATUS AS REGISTRABLE SECURITIES. Summit's Registrable Shares shall cease to be Registrable Shares when (a) a Shelf Registration becomes effective under the 1933 Act and such securities shall have been disposed of pursuant to the Shelf Registration; or (b) the Shares shall have been sold.

              1.4 REGISTRATION PROCEDURES. In connection with the Company's obligation to effect the registration of Registrable Shares, the Company will
(i) furnish to Summit copies of any prospectus to facilitate the public sale or other disposition of Summit's Shares, (ii) use its best efforts to cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed or quoted and on any inter-dealer quotation system on which similar securities issued by the Company are then quoted, and (iii) cooperate in any filings to be made with the National Association of Securities Dealers, Inc. ("NASD").

              1.5 EXPENSES OF REGISTRATION. All expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company and expenses of any audits incidental to or required by any such registration, shall be borne by the Company, except that all Securities and Exchange Commission ("SEC"), NASD and state securities registration or filing fees applicable to the Shares shall be paid equally by the Company and by Summit, and the underwriting discounts and commissions attributable to Registrable Shares being sold by Summit shall be borne by Summit.

              1.6 SUMMIT'S COVENANTS. Summit shall provide (in writing and signed by Summit and stated to be specifically for use in the related Registration Statement, preliminary prospectus, prospectus or other document incident thereto) all such information and materials, including, without limitation, the intended plan of distribution, and shall take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and any applicable state securities laws and to obtain any desired acceleration of the effective date of any Registration Statement prepared and filed by the Company pursuant to this Agreement.

              Summit shall, if requested by the Company or the managing underwriters in connection with any proposed registration and distribution pursuant to this Agreement, (i) agree to sell the Registrable Shares on the basis provided in any underwriting arrangements entered into in connection therewith, and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreement and other documents customary in similar offerings.

              1.7 WARRANT REGISTRATION RIGHTS. The registration rights for the shares of Common Stock issuable upon exercise of the Warrants shall contain identical terms and conditions as those contained in the warrant issued to the managing underwriter of the Company's initial public offering of Common Stock.

       2.0    INDEMNIFICATION.

              2.1 INDEMNIFICATION BY THE COMPANY. To the extent permitted by law, the Company will indemnify Summit and each underwriter and selling broker of the Registrable Shares so registered (collectively, "Indemnitees") against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated under the 1933 Act and/or the Securities Exchange Act of 1934, as amended (the "1934 Act"), applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. The Company will reimburse each such Indemnitee for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability is caused by any untrue statement (or alleged untrue statement) or omission (or alleged omission) so made in conformity with written information furnished to the Company by an instrument duly executed by such Indemnitees and stated to be specifically for use in such prospectus, offering circular or other document, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) (the "Final Prospectus"), then the Company shall have no liability.
Such indemnity agreement shall not inure to the benefit of any underwriter, or any Indemnitee if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the 1933 Act. The obligation of the Company under this subsection shall survive the completion of any offering of Registrable Shares in a registration statement under this Agreement, or otherwise.

              2.2 INDEMNIFICATION BY SUMMIT. To the extent permitted by law, Summit shall indemnify and hold the Company, and its respective directors and officers who participated in preparation of the Final Prospectus, and each Underwriter and selling broker so registered (collectively, "Company Indemnitees"), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated under the 1933 Act and/or the 1934 Act, applicable to the Company resulting from any written information provided to the Company by Summit. Summit will reimburse each such Company Indemnitee in the same manner that the Company is required to indemnify Summit under subsection 2.1 above.

              2.3 INDEMNIFICATION PROCEEDINGS. In any proceedings (including any governmental investigation) instituted against any person in respect of which indemnity may be brought pursuant to subsections 2.1 and 2.2 above, such person (the "Indemnified Party") shall promptly notify the person or entity against whom such indemnity may be sought (the "Indemnifying Party") in writing. No indemnification provided for in subsections 2.1 or 2.2 shall be available to any Indemnified Party who fails to give notice if the Indemnifying Party was not aware of the proceedings to which such notice would have related and was materially prejudiced by the failure to receive notice. Such failure to give notice shall not relieve the Indemnifying Party from any liability which such party may have for contribution or otherwise than on account of the provisions of subsections 2.1 or 2.2. If such proceedings are brought against any Indemnified Party who has notified the Indemnifying Party of the commencement hereof, the Indemnifying Party shall be entitled to participate in such proceedings and, in its discretion, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with legal counsel satisfactory to the Indemnified Party. The Indemnifying Party shall pay as incurred the fees and disbursements of such counsel. In any such proceedings, an Indemnified Party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the Indemnifying Party shall pay as incurred, or within thirty (30) days of presentation, the fees and expenses of legal counsel retained by Indemnifying Party in the event (i) the Indemnified Parties have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the Indemnifying and Indemnified Parties and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests among them. It is agreed that the Indemnifying Party shall not, in connection with any proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all Indemnified Parties. Such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. In addition, the Indemnifying Party will not, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding for which indemnification may be sought hereunder (whether or not any Indemnified Party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action or proceeding.

       3.0    MISCELLANEOUS.

              3.1 NOTICES. Any notices or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) immediately upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) after twenty-four (24) hours if sent by express courier service, fully prepaid, addressed to such address, or upon actual service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

       To Company:            ErgoBilt, Inc.
                              5000 Quorum Drive, Suite 147
                              Dallas, Texas 75240
                              Attention:  Gerard Smith, President

       With a copy to:        Wolin, Fuller, Ridley & Miller LLP
                              3100 Bank One Center
                              1717 Main Street
                              Dallas, Texas 75201-4681
                              Attention:  Norman R. Miller, Esq.

       To Summit:             Summit Partners Management Co.
                              2200 Ross Avenue, Suite 4500
                              Dallas, Texas 75201
                              Attention:  Don V. Ingram

       With a copy to:        Haynes and Boone, L.L.P.
                              1000 Louisiana Street, Suite 4300
                              Houston, Texas 77002-5012
                              Attention:  Marc H. Folladori, Esq.

              3.2 HEADINGS. The headings in this Agreement are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

              3.3 BINDING EFFECT, AMENDMENTS, ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company and Summit. This Agreement may be amended, modified or supplemented only upon the written agreement of the parties. This Agreement is intended for the benefit of the Company and Summit and its affiliates and may not be transferred or assigned to any other person or entity without the written consent of the Company; provided that Summit may assign its rights hereunder to any affiliate of Summit or of Don V. Ingram without prior written consent.

              3.4 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Texas.

       IN WITNESS WHEREOF, this Agreement has been executed as of the date first set forth above.

                                        ErgoBilt, Inc.


                                        By: /s/ GERARD SMITH
                                            --------------------------------
                                            Gerard Smith
                                            Its:   President



                                        Summit Partners Management Co.


                                        By: /s/ DON V. INGRAM
                                            --------------------------------
                                            Don V. Ingram